LASERSIGHT INCORPORATED

                                                                    Exhibit 32.1


                    Certifications of Chief Executive Officer
  Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code

      Pursuant  to 18 U.S.C.  Section  1350,  as created  by Section  906 of the
Sarbanes-Oxley Act of 2002, each of the undersigned officers of LaserSight Incorporated (the "Company") does hereby certify that:

      1. The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                               /S/ Danghui ("David") Liu
Dated: August 5, 2005
                                        ----------------------------------------
                                                    Danghui ("David") Liu,
                                                     Chief Executive Officer




      The certifications set forth above are being furnished as an exhibit solely pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

      A signed original of this written statement required by Section 1350, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 1350, has been provided to LaserSight Incorporated and will be retained by LaserSight Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.